================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                MK GOLD COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS - JUNE 26, 1997


To the Stockholders of MK Gold Company:

     You are cordially invited to attend the Annual Meeting of Stockholders of MK Gold Company (the "Company") to be held at the DoubleTree Hotel, 255 S. West Temple, Salt Lake City, Utah, on Thursday, June 26, 1997, at 11:00 a.m. for the following purposes:

     1.   To elect two directors of the Company.

     2. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on April 28, 1997 are entitled to notice of and to vote at the meeting and at any and all adjournments or postponements thereof. If you are unable to attend the meeting in person, you are urged to sign, date and return the enclosed proxy as it is necessary that holders of a majority of the outstanding shares be present, in person or by proxy, in order to obtain a quorum for the meeting. The proxy may be returned in the accompanying, self-addressed envelope which requires no postage if mailed in the United States.

Dated: May 6, 1997



                              BY ORDER OF THE BOARD OF DIRECTORS
                              John C. Farmer
                              Controller, Treasurer and Secretary



                             ____________________

     On January 30, 1997, the Board of Directors elected to change the Company's fiscal year end from March 31 to December 31. The Company's Transition Report covering the nine months ended December 31, 1996 is being mailed to stockholders and accompanies these proxy materials. The Transition Report contains financial and other information about the Company, but is not incorporated in the Proxy Statement and is not to be deemed a part of the proxy soliciting material.

                                MK GOLD COMPANY
                        60 E. South Temple, Suite 2100
                          Salt Lake City, Utah  84111
                             ____________________


                                PROXY STATEMENT
                        Annual Meeting of Stockholders
                                 June 26, 1997
                             ____________________


                              GENERAL INFORMATION


   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MK Gold Company, a Delaware corporation ("MK Gold" or the "Company"), to the holders of the Company's common stock, par value $.01 per share ("Common Stock"), for use at its Annual Meeting of Stockholders to be held at the DoubleTree Hotel, 255 S. West Temple, Salt Lake City, Utah, on Thursday, June 26, 1997, at 11:00 a.m., and at any and all adjournments or postponements thereof. Any proxy delivered pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise thereof (i) by filing a revocation instrument with the Secretary of the Company, (ii) by delivering a duly executed proxy bearing a later date, or (iii) by appearing at the meeting and voting in person.

   This Proxy Statement and the related proxy are first being mailed to stockholders commencing on or about May 6, 1997.

   Certain information provided in this Proxy Statement relates to the Company's transitional fiscal year, which consists of the nine month period ended December 31, 1996 (the "Transition Year").

   VOTING RIGHTS AND VOTE REQUIRED. Stockholders of record on April 28, 1997; the record date, are entitled to vote at the meeting. As of April 28, 1997, 19,464,466 shares of Common Stock were outstanding and entitled to vote.

   The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding at the close of business on April 28, 1997 will constitute a quorum. Under the Delaware General Corporation Law and the Company's Certificate of Incorporation, for each share of Common Stock held, each stockholder is entitled to cast one vote for each nominee for each of the two directorships to be filled. On all other matters each stockholder is entitled to cast one vote for each share of Common Stock held. The two nominees for director receiving the highest number of votes cast will be elected whether or not any one of them receives the vote of a majority of the shares represented and entitled to vote at the meeting. Approval of each of the other business items will require the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the meeting. Abstentions are counted for purposes of determining the number of shares represented and entitled to vote at the meeting. However, abstentions are not counted in determining the number of shares voting "FOR" an item of business and, therefore, have the same effect as a vote "AGAINST" a business item.
Broker non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the meeting; however, the shares represented thereby are not voted and do not represent a vote either "FOR" or "AGAINST" an item of business.

   VOTING OF PROXIES. The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the stockholders. If no instructions are given, the shares will be voted (i) FOR each of the nominees named herein, or their respective substitutes, as directors and (ii) FOR approval of the amendment to the Company's Stock Option Plan for Non-Employee Directors.

   Management knows of no business to be brought before the meeting other than the matters described in this Proxy Statement. However, if any other matters are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote on such matters in accordance with their discretion pursuant to such proxy.

   TABULATION. Pursuant to the by-laws and policies of the Company, representatives of ChaseMellon Shareholder Services, L.L.C. have been appointed to serve as independent Inspectors of Election to supervise the voting of the shares for the Annual Meeting of Stockholders. The Inspectors of Election will decide all questions respecting the qualification of voters, the validity of the proxies and the acceptance or rejection of votes. None of the Inspectors of Election is an officer, employee or stockholder of the Company.


                           BUSINESS TO BE TRANSACTED

1. ELECTION OF DIRECTORS

   The Board of Directors of the Company is divided into three classes: Class I, Class II and Class III, each class as nearly equal in number as possible. Each class serves three years, with terms of office of the respective classes expiring in successive years. The two current Class II directors, whose terms expire in 1997, are being proposed for election for new three-year terms (expiring in 2000) at the Annual Meeting. The proxies solicited hereby cannot be voted to elect more than two directors at the Annual Meeting.

   It is the intention of the proxy holders named in the enclosed proxy to vote such proxies for the two nominees first named below, all of whom currently are directors, to hold office until the 2000 Annual Meeting and until their successors are elected and qualified. Leucadia National Corporation ("Leucadia") owns approximately 46.2% of the outstanding shares of the Company's Common Stock. Leucadia has informed the Company that it intends to vote for the two nominees first named below.

   Certain information with respect to the nominees for director and directors continuing in office is set forth below.

CLASS II - NOMINEES FOR ELECTION TO SERVE UNTIL THE 2000 ANNUAL MEETING OF
           STOCKHOLDERS:

   ROBERT V. HANSBERGER, 76, was elected to the Board in 1993. Mr. Hansberger has served as the Chairman and Chief Executive Officer of Futura Corporation since 1972. He also serves as a Director for Primary Health, Inc., Ram Golf Corp., BMC West Corporation and Thrifty Foods, Inc. Mr. Hansberger was elected Chairman of the Board in February 1995, and serves on the Executive Committee of the Board of Directors.

   ROBERT S. SHRIVER, 42, was elected to the Board in 1993. Mr. Shriver has served as the Executive Director of Special Olympics Productions, Los Angeles, California, and as a financial advisor/investor since 1990. He also serves as a Director for MacAndrews & Forbes, Inc., and MAFCO Holdings, Inc. Mr. Shriver serves on the Compensation and Audit Committees of the Board of Directors.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    "FOR" THE TWO NOMINEES SET FORTH ABOVE.

CLASS I  - DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 1998 ANNUAL MEETING OF
           STOCKHOLDERS:

   IAN M. CUMMING, 55, was appointed to the Board in June 1995. Mr. Cumming has served as a Director and Chairman of the Board of Directors of Leucadia National Corporation since 1978. He also serves as a Director for Allcity Insurance Company, Skywest, Inc. and Barbados Light and Power Company. Mr. Cumming serves on the Executive and Audit Committees of the Board of Directors.

   JOSEPH S. STEINBERG, 52, was appointed to the Board in June 1995. Mr. Steinberg has served as a Director of Leucadia National Corporation since 1978 and as President since 1979. He also serves as a Director for Allcity Insurance Company and for Jordan Industries, Inc.

   G. FRANK JOKLIK, 68, was appointed to the Board in June 1995. Mr. Joklik has served as President and Chief Executive Officer of the Company since November 1, 1995. Mr. Joklik served as President and Chief Executive officer of Kennecott Corporation from 1980 to June 1993, when he retired from Kennecott. He also serves as a Director for First Security Corporation and Cleveland Cliffs Inc. Mr. Joklik serves on the Executive Committee of the Board of Directors.

CLASS III - DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 1999 ANNUAL MEETING OF
            STOCKHOLDERS:

   GORDON J. HUMPHREY, 55, was elected to the Board in 1993. Mr. Humphrey has served as President and a Director of the Humphrey Group, Inc. since 1991. He is a former U.S. Senator from new Hampshire (1972-1991). Mr. Humphrey serves as Chairman of the Compensation Committee and serves on the Audit Committee of the Board of Directors.

   JAMES P. MISCOLL, 61, was elected to the Board in 1993. Mr. Miscoll served as Vice Chairman, Bank of America from 1985 to 1992, when he retired from that position. Mr. Miscoll also serves as a Director for Coast Federal Financial, Inc., Rykoff-Sexton, Inc. and MK Rail Corporation. Mr. Miscoll serves as Chairman of the Audit Committee and serves on the Compensation Committee of the Board of Directors.

   If it is determined prior to the meeting that any nominee will be unable to serve as a Director, the proxy holders reserve the right to substitute a nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve, unless the Board of Directors reduces the size of the membership of the Board of Directors prior to the Annual Meeting to eliminate the position of any such nominee.

                INFORMATION CONCERNING THE BOARD OF DIRECTORS,
                  BOARD COMMITTEES AND DIRECTOR COMPENSATION

BOARD COMMITTEES AND MEETINGS

   The current committees of the Company's Board of Directors include an Executive Committee, the Compensation Committee and an Audit Committee. These committees are further described below.

     Executive Committee. The Executive Committee is responsible for overseeing the management of the business and affairs of the Company and has such additional authority as may be granted to it from time to time by the Board of Directors. The Executive Committee meets at such times as may be deemed necessary by the Board of Directors or the Executive Committee. The current members of the Executive Committee are Robert V. Hansberger, Ian M. Cumming and
G. Frank Joklik. No meetings of the Executive Committee were held during the Transition Year.

     Compensation Committee. The Compensation Committee reviews and adjusts the salaries of the principal officers and key executives of the Company. The Compensation Committee also administers the Company's executive compensation and benefit plans. The Compensation Committee meets at such times as may be deemed necessary by the Board of Directors or the Compensation Committee. The current members of the Compensation Committee are Gordon J. Humphrey (Chairman), James
P. Miscoll and Robert S. Shriver. The Compensation Committee held two meetings during the Transition Year, and took certain actions by unanimous written consent.

     Audit Committee. The primary function of the Audit Committee is to facilitate communications among outside auditors and the Board of Directors. The Audit Committee also reviews financial statements, internal controls, and procedures and the scope and results of audits. The Audit Committee meets at such times as may be deemed necessary by the Board of Directors or the Audit Committee. The current members of the Audit Committee are James P. Miscoll (Chairman), Ian M. Cumming, Gordon J. Humphrey, and Robert S. Shriver. The Audit Committee held one meeting during the Transition Year.

   The Board of Directors held a total of three regular meetings during the Transition Year. During the Transition Year, each incumbent director attended 75% or more of the total number of meetings of the Board and the committees of the Board on which he served that were held during the periods he served, except that during such period (i) Mr. Miscoll attended one of the three meetings of the Board of Directors; and (ii) Mr. Shriver attended two of the three meetings of the Board of Directors and one of the two meetings of the Compensation Committee.

DIRECTOR COMPENSATION

   Cash Compensation. Directors receive a retainer fee of $7,500 per year, plus $500 for each Board meeting attended, and $250 for each standing committee meeting attended. As Chairman of the Board of Directors, Mr. Hansberger receives an annual fee of $20,000, payable quarterly. Directors who are employees of the Company receive no additional compensation for serving as Directors, but may receive compensation for consulting services. Directors are also reimbursed by the Company for reasonable and necessary expenses incurred in connection with their services as Directors of the Company. The Company does not have any consulting agreements with its Directors and no Director received compensation for consulting services during the Transition Year.

   Stock Option Plan for Non-Employee Directors. The Company has a Stock Option Plan for Non-Employee Directors, the purpose of which is to encourage the highest level of performance from those members of the Board of Directors who are not employees of the Company by providing such non-employee Directors with a proprietary interest in the financial success of the Company. Under the plan, non-employee Directors are granted discounted options to purchase shares of MK Gold Common Stock. The plan was amended at the 1994 Annual Meeting to increase the number of options granted to each Non-Employee Director from 15,000 to 30,000. Following such amendment, the Company's nonemployee Directors held options as follows: (i) James P. Miscoll -- 30,000 shares; (ii) Gordon J. Humphrey -- 30,000 shares; (iii) Robert V. Hansberger -- 15,000 shares; and (iv) Robert S. Shriver -- 15,000 shares. Messrs. Shriver and Hansberger declined to accept the additional option grant of 15,000 shares authorized at the 1994 Annual Meeting. Upon their election to the Board of Directors in June 1995, each of Messrs. Cumming and Steinberg were granted an option under the Stock Option Plan for Non-Employee Directors to purchase 30,000 shares of MK Gold Common Stock.

   With respect to the foregoing options, options for 15,000 shares were granted to each of Messrs. Hansberger, Shriver, Humphrey and Miscoll on December 17, 1993 at an exercise price of $3.09375 per share of which, as of the date of this Proxy Statement, options for 15,000 shares have vested in accordance with their terms. In addition, options for 15,000 shares were granted to each of Messrs. Humphrey and Miscoll on July 14, 1994, at an exercise price of $2.71880 per share of which, as of the date of this Proxy Statement, options for 10,000 shares have vested in accordance with their terms. Options for 30,000 shares were granted to each of Messrs. Cumming and Steinberg on June 6, 1995, at an exercise price of $1.81 per share, and 10,000 have vested as of the date of this Proxy Statement.

   The purchase price per share for shares covered by each option award under the Stock Option Plan for Non-Employee Directors is equal to 50% of the fair market value of MK Gold Common Stock on the date of grant. Options granted under the plan are non-transferable and non-assignable by the participant other than by will or by the laws of descent and distribution. The options granted under the plan vest over a three-year period in annual increments of one-third on each anniversary of the date of grant for participants who continue to serve on the Board of Directors. If a participant ceases to be a member of the Board of Directors for any reason except termination for cause, all vested options then held are exercisable for a period of three years and all unvested options terminate 30 days after the participant ceases to be a member of the Board of Directors. If a participant is terminated for cause, all vested options are exercisable for a period of 30 days and all unvested options automatically terminate.

                     EXECUTIVE OFFICERS OF THE REGISTRANT

Following is a schedule of names and certain information regarding all of the executive officers of the Company, as of April 28, 1997:

NAME                      AGE   POSITION

Robert V. Hansberger       76   Chairman of the Board

G. Frank Joklik            68   President and Chief Executive Officer

Don L. Babinchak           61   Director of Human Resources

James G. Baughman          40   Exploration Manager

John C. Farmer             47   Controller, Treasurer and Secretary

Larry L. Lackey            61   Chief Geologist

Thomas G. White            52   Manager of Operations


Robert V. Hansberger became Chairman of the Board of the Company on February 20, 1995, and has been a director since December 17, 1993 when the Company became a publicly traded entity. Mr. Hansberger has also served as the Chairman and Chief Executive Officer of Futura Corporation located in Boise, Idaho, since 1972.

G. Frank Joklik has been the President and Chief Executive Officer of the Company since November 1, 1995. Mr. Joklik has been a director since June 6, 1995. Mr. Joklik was formerly the President and CEO of Kennecott Corporation.

Don L. Babinchak has been Director of Human Resources of the Company since March 25, 1996. Mr. Babinchak was formerly Vice President of Human Resources of Kennecott Corporation. Mr. Babinchak is employed on a part-time basis by the Company.

James G. Baughman has been the Company's Exploration Manager since September 15, 1996 and an officer of the Company since March 21, 1997. Prior to joining MK Gold, Mr. Baughman was a field and staff geologist for a number of companies at locations in the lower United States, Alaska, Mongolia and South America.

John C. Farmer was appointed Controller, Treasurer and Secretary April 25, 1996. He was formerly the Chief Financial Officer of Dyno Noble Inc.

Larry L. Lackey has been Chief Geologist for MK Gold since August 23, 1995. He was formerly Regional Vice President-Central America and the Caribbean for Independence Mining Company, Inc.

Thomas G. White has been the Manager of Operations and Vice President for MK Gold since October 8, 1993. Prior to joining MK Gold, Mr. White served as a Mining Executive for the gold operations of Homestake Mining Co., located in San Francisco, California (1975 to 1992).

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding persons known by the Company to beneficially own, as defined by the Securities and Exchange Commission ("SEC") Rule 13d-3, more than 5% of the Company's Common Stock as of the Record Date, based solely on information regarding such ownership available to the Company in filings by such beneficial owners with the SEC on Schedules 13D and 13G. It also shows the same information as of the Record Date for all Directors and Executive Officers named in the Summary Compensation Table on page 8 (the "Named Executive Officers"), and all Directors and Executive Officers as a group. Except as set forth in the footnotes below, all such persons possess sole voting and investment power with respect to the shares listed. An asterisk in the column listing the percentage of class owned indicates the person owns less than 1% of the Company's Common Stock as of the Record Date.

---------------------------------------------------------------------------------------------------------------
              (1)                                            (2)                    (3)               (4)
                                                       Number of Shares
                                                        and Nature of
                                                          Beneficial
                                                       Ownership as of
                                                      April 28, 1997/1/        Right to Acquire       Percent
       Name and Address                              (Including Shares in     Within 60 Days of         of
      of Beneficial Owner                                  Column (3))           April 28, 1997       Class/2/
---------------------------------------------------------------------------------------------------------------
Certain Beneficial Owners:
--------------------------
Leucadia National Corporation                             9,000,000                        -            46.2
315 Park Avenue South
New York, NY  10010
Ryback Management Corporation                             2,537,100                        -            13.0
7711 Carondelet Avenue, Suite 700
St. Louis, MO 63105
Quest Advisory Corp.                                      1,341,200                        -             6.9
1414 Avenue of the Americas
New York, NY 10019
Robertson, Stephens & Company, Inc.                       1,559,320                        -             8.0
555 California Street
San Francisco, CA  94104

Directors:
----------
R.V. Hansberger/(3)/                                         16,000                   15,000               *
G.J. Humphrey                                                25,000                   25,000               *
J.P. Miscoll/(4)/                                            27,100                   25,000               *
R.S. Shriver                                                 15,000                   15,000               *
I.M. Cumming/(5)/                                            20,000                   20,000               *
J.S. Steinberg/(6)/                                          20,000                   20,000               *
G.F. Joklik                                                 325,000                  225,000             1.1

Nondirector Named Executive Officers:
-------------------------------------
T.G. White/(7)/                                              80,240                   70,000               *
All Directors and Executive Officers as a Group             543,340                  430,000             2.7

---------------------

/1/ For purposes of this table, shares are considered to be "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities; and a person has the right to acquire the beneficial ownership of the shares within 60 days of April 28, 1997, otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

/2/ The percentages shown are calculated based upon the shares indicated in column (2).

/3/ Mr. Hansberger shares voting and dispositive power as to 1,000 such shares with his wife.

/4/ Of such shares, 2,100 shares are beneficially owned by the J. P. Miscoll and I. Miscoll Trust, dated November 11, 1991, Ingeburg Miscoll, Trustee.

/5/ By virtue of Mr. Cumming's approximately 18.4% interest in the common shares of Leucadia, Mr. Cumming may be deemed to be the beneficial owner of the shares of MK Gold Common Stock owned by Leucadia.

/6/ By virtue of Mr. Steinberg's approximately 16.5% interest in the common shares of Leucadia (excluding an approximately 2% interest in Leucadia securities held by two trusts for the benefit of Mr. Steinberg's minor children as to which Mr. Steinberg disclaims beneficial ownership), Mr. Steinberg may be deemed to be the beneficial owner of the shares of MK Gold Common Stock owned by Leucadia.

/7/ Mr. White has sole voting power as to 10,240 shares, sole dispositive power as to 4,830 shares and shared dispositive power as to 0 shares.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's Executive Officers and Directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish the Company with copies. Based solely upon a review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that during the Transition Year all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis except that a Form 4 was filed late by Philip J. Bernhisel to report a grant of 66,666 shares of restricted stock and a Form 4 was filed late by Robert S. Shriver to report the sale of 10,000 shares.

                            EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to the Chief Executive Officer of the Company and the Manager of Operations and Vice President of the Company (collectively, the "Named Executive Officers"). No other officer or employee of the Company received a total annual salary and bonus in excess of $100,000 during these periods. It should be noted that the Company has changed its fiscal year end from March 31 to December 31. Accordingly, amounts shown for the fiscal year ended December 31, 1996 represent amounts for the nine month Transition Year.

                          SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM COMPENSATION
                                                                               ---------------------------------------
                                                 ANNUAL COMPENSATION                      AWARDS              PAYOUTS
                                         -----------------------------------------------------------------------------------------
                                                                   OTHER                        SECURITIES
                               FISCAL                             ANNUAL        RESTRICTED      UNDERLYING                 ALL
NAME AND PRINCIPAL              YEAR                           COMPENSATION       STOCK          OPTIONS/      LTIP       OTHER
    POSITION                  ENDED/1/    SALARY     BONUS          ($)         AWARD(S)         SARS/2/      PAYOUTS    COMP./3/
                                            ($)       ($)                          ($)             (#)          ($)        ($)
---------------------------------------------------------------------------------------------------------------------------------
G. Frank Joklik                12/31/96   115,746         -          -              -              900,000       -          2,410
President and Chief             3/31/96    59,423         -          -              -                    -       -          1,558
Executive Officer (since        3/31/95         -         -          -              -                    -       -              -
November 1, 1995)
Thomas G. White                12/31/96    87,692                    -              -              100,000       -         63,879
Manager of Operations           3/31/96   130,395         -          -              -                    -       -          6,520
 and Vice President             3/31/95   120,000    24,000          -              -                    -       -          7,200

----------------------------

/1/ The Company has changed its fiscal year end from March 31 to December 31. Accordingly, amounts shown for the fiscal year ended December 31, 1996 represent amounts for the nine month Transition Year.

/2/ Options covering 900,000 and 70,000 shares of the Company's Common Stock were granted to Mr. Joklik and Mr. White, respectively, on August 5, 1996. These options were granted as replacement options in exchange for options previously granted to Mr. Joklik and Mr. White on February 8, 1996 and April 13, 1995, respectively. Except for the exercise price, the replacement options contain identical terms to the options surrendered, and vest in accordance with the vesting schedule of the surrendered options. On August 5, 1996, Mr. White was also granted an additional option covering 30,000 shares which vests in equal increments over a three year period.

/3/ The amounts shown in this column consist of matching contributions to the Named Executive Officers' 401(k) accounts and, for the Transition Year ended December 31, 1996, also include relocation expenses of 59,867 paid on behalf of Mr. White.

STOCK OPTIONS

     The following table provides information related to options to purchase the Company's Common Stock granted to the Named Executive Officers during the Transition Year. The Company has never granted any freestanding stock appreciation rights. None of the Named Executive Officers exercised any options during the Transition Year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                                  Potential Realizable
                                                                                                    Value at Assumed
                                                                                                  Annual Rates of Stock
                                                                                                 Price Appreciation for
                                    Individual Grants                                                Option Terms/5/
---------------------------------------------------------------------------------------          -----------------------
(a)                          (b)               (c)               (d)             (e)
                          Number of       % of Totals
                         Securities      Options/SARs
                         Underlying        Granted to       Exercise or
                        Options/SARs     Employees in      Base Price/3/     Expiration
Name                    Granted (#)       Fiscal Year          ($/Sh)         Date/4/               5%($)       10%($)
----                    -----------       -----------      -------------     ----------             -----       ------
G. Frank Joklik/1/        900,000           48.6%             $1.71875          2/7/06            $972,821    $2,465,320
Thomas G. White/2/         70,000            3.8%              1.71875          1/1/04              75,664       191,747
Thomas G. White/2/         30,000            1.6%              1.71875          8/5/06              32,427        82,177

/1/ The options granted to Mr. Joklik were granted on August 5, 1996 as replacement options in exchange for options covering a like number of shares awarded at an exercise price of $2.69 per share. The surrendered options, which were originally granted on February 8, 1996, were exercisable in four installments annually beginning one year following the date of grant of such options. Except for the exercise price, the replacement options contain identical terms to the options surrendered.

/2/ Options covering 70,000 shares were granted to Mr. White on August 5, 1996 as replacement options in exchange for options covering a like number of shares awarded at an exercise price of $4.00 per share. The surrendered options, which were originally granted on April 13, 1995, were exercisable in three installments beginning one year following the date of grant of such options. Except for the exercise price, the replacement options contain identical terms to the options surrendered. On August 5, 1996, Mr. White was also granted an additional option covering 30,000 shares which vests in equal increments over a three year period.

/3/  Fair market value on date of grant.

/4/  Subject to earlier termination under certain circumstances.

/5/ Potential realizable value is calculated based on an assumption that the price of the Company's Common Stock appreciates at the annual rates shown (5% and 10%), compounded annually, from the date of grant of the option until the end of the option term. The value is net of the exercise price but is not adjusted for the taxes that would be due upon exercise. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock prices. Actual gains, if any, upon future exercise of any of these options will depend upon the actual performance of the Company's Common Stock.


     The following table provides information as to options exercised by each of the Named Executive Officers during the Transition Year, and the value of options held by such Executives at the end of the Transition Year measured in terms of the last reported sale price for the Company's Common Stock on December 31, 1996 ($1.50, as reported on the Nasdaq National Market System).

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                       Shares                  Number of Securities                 Value of Unexercised In-
                      Acquired                 Underlying Unexercised               the-Money Options/SARs at
                          on         Value     Options/SARs at FY-End (#)           FY End ($)
Name                 Exercise (#)   Realized   Exercisable/Unexercisable            Exercisable/Unexercisable)
----                 ------------   --------   --------------------------           --------------------------
G. Frank Joklik           -             -                0/900,000                            0/0
Thomas G. White           -             -            46,666/53,334                            0/0

COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

     Following a change in control of the Company on June 6, 1995, the Company's new management began a thorough evaluation of the Company's operation and projects. This evaluation identified serious problems at each of the Company's operations and projects and the Company reported an impairment of assets totaling $33.9 million during the fiscal year ended March 31, 1996. In light of this evaluation, and in order to maximize incentives for the

Company's new management, the Compensation Committee determined that it would be appropriate to cancel outstanding options under the Company's Stock Incentive Plan and award new options with an exercise price equal to the fair market value of the Company's Common Stock.

     On August 5, 1996, the Compensation Committee of the Board of Directors approved the repricing of all outstanding options held by current employees under the Company's Stock Incentive Plan. Accordingly, new options with an exercise price equal to the fair market value of the Company's Common Stock on August 5, 1996 were granted as replacement options in exchange for such outstanding options. The options surrendered had been granted over a period from April 13, 1995 through March 12, 1996 and had exercise prices ranging from $2.53 to $4.00. Except for the exercise price, the replacement options contain identical terms to the options surrendered.

     Gordon J. Humphrey (Chairman)
     James P. Miscoll
     Robert S. Shriver

          The following table provides information related to each repricing of options held by Executive Officers of the Company since the Company became a reporting company in December 1993. The Company has never granted, and thus has never repriced, any stock appreciation rights.

                         TEN YEAR OPTION/SAR REPRICING

------------------------------------------------------------------------------------------------------------------------
       (a)              (b)            (c)                (d)                 (e)               (f)            (g)

                                                                                                            Length of
                                                                                                            Original
                                    Number of                                                              Option Term
                                   Securities        Market Price                                         Remaining at
                                   Underlying      of Stock at Time    Exercise Price at                     Date of
                                 Optional SARs       of Repricing           Time of             New       Repricing or
                                 Repriced or              or            Repricing or         Exercise       Amendment
Name                   Date       Amended (#)        Amendment ($)       Amendment ($)      Price ($)        (Years)
----                   ----       ----------         -------------       -------------      ---------        ------
G. Frank Joklik      08/05/96       900,000             $1.71875             $2.69          $1.71875           9.5
Thomas G. White      04/13/95        70,000             $4.00                $6.00          $4.00              9.7
Thomas G. White      08/05/96        70,000             $1.71875             $4.00          $1.71875           7.5
Larry L. Lackey      08/05/96        45,000             $1.71875             $3.75          $1.71875           9.0

EMPLOYEE INCENTIVE COMPENSATION AND SAVINGS PLANS

   Executive Incentive Plan. The Company has an Executive Incentive Plan whereby key officers and employees of the Company may earn bonuses. Participants in the Executive Incentive Plan are selected by the Compensation Committee based on their level of responsibility, salary, and past and prospective contributions to the business and growth of the Company. Bonus payments are determined by MK Gold's Compensation Committee.

   Under the Executive Incentive Plan, cash awards may be made to individuals from an award fund established annually by the Company. The amount of the award fund will be based on criteria established by the Compensation Committee. The criteria may be described in terms of Company-wide objectives, such as net income, return on capital and cash flow, or such other or similar objectives which are related to performance. The amount of the award fund for any year may not in any event exceed 9.55% of the Company's net profit after taxes for such year. Each participant potentially may receive an award from the award fund up to a specified percentage of the participant's base salary, which percentage generally ranges from 20% to 50% depending on the participant's base salary and the participant's organizational duties. The Compensation Committee may modify individual awards but in no event may the Compensation Committee increase by more than 50% the award otherwise payable. Awards are subject to forfeiture if a participant's employment terminates prior to receipt of the award unless termination is due to retirement, death, permanent disability or, after a change in control of the Company, termination is by the Company for Cause (as defined in the plan) or is by the participant without Good Reason (as defined in the plan). No awards were made under the Executive Incentive Plan for the nine months ended December 31, 1996.

   Long-Term Incentive Plan. The Company has a Long-Term Incentive Plan whereby officers and employees of the Company may earn bonuses. Under the Long-Term Incentive Plan, cash awards may be made dependent on a comparison of the Company at the end of an initial 3-year period (ended December 31, 1996) and each rolling 3-year period thereafter against total shareholder return for other companies in the same industry. In the event of a change in control of the Company (as defined in the plan), each active participant would be entitled to receive a pro rata portion of the benefit payable under the plan for any pending performance period (based on 30-day average closing prices as of the month immediately preceding the month in which the change in control occurs) as soon as practicable following such change in control. No awards have been made under this Plan.

   Stock Incentive Plan. The Company has a Stock Incentive Plan, pursuant to which awards of stock options, stock appreciation rights and restricted stock may be made to officers and key employees. The Stock Incentive Plan is administered by the Compensation Committee, no voting member of which may be an employee of the Company or be eligible to receive awards under the Stock Incentive Plan. A maximum of 2,500,000 shares of Common Stock are authorized to be issued pursuant to the Stock Incentive Plan. As of April 2, 1997, awards covering 2,057,466 shares of Common Stock were outstanding under the Stock Incentive Plan and 442,534 shares were available for awards under the Stock Incentive Plan. Under the Stock Incentive Plan, awards are not considered to have been made with respect to options or stock appreciation rights that terminate without being exercised.

   Awards of restricted stock are subject to vesting requirements, and shares of restricted stock generally are not permitted to be sold, pledged, or otherwise disposed of during the period in which the restrictions exist. Shares of restricted stock otherwise carry full voting and dividend rights from the date of the award. Options awarded pursuant to the Stock Incentive Plan are subject to vesting requirements. Generally, the exercise price of all options granted under the Stock Incentive plan are not less than the market price at the date of grant or the average market price over a period preceding or following the date of grant as specified in the option.

   Generally, options awarded under the Stock Incentive Plan have a term of 10 years. The foregoing periods are subject to acceleration in the event of a change in the control of the Company and in certain other events, including retirement after age 65, death, and disability. Pursuant to the Stock Incentive Plan, the Compensation Committee will review from time to time and may revise any of the foregoing vesting or other requirements as they apply to eligible participants.

   Savings Plan. The Company has adopted a tax-qualified retirement plan ("Savings Plan") with a salary deferral feature within the meaning of Section 401(k) of the Code. Employees of the Company and of certain affiliates are eligible to participate in the Savings Plan, provided, among other things, that they are at least 21 years of age and U.S. citizens or lawfully admitted residents.

   Pursuant to the salary deferral feature of the Savings Plan, each participant may elect to reduce his or her compensation by between 1% and 15%, but not more than $9,500 (for 1997) per year, adjusted for changes in the cost of living and subject to non-discrimination limits under the Code. The Company will contribute these compensation deferrals to the Savings Plan. The Company has also agreed to match 50% of the first 5% of eligible employee compensation deferrals to the Plan ("Company Matching Contributions"). The Company retains the right to make additional non-elective Company contributions to help satisfy federal non-discrimination requirements.

   Savings Plan deferrals (including Company Matching Contributions and Company Non-Elective Contributions) are allocated to accounts in the name of the participants and invested at their direction in investment funds which have been chosen by the savings plan committee under the Savings Plan.

   A participant's retirement benefit under the Savings Plan is dependent upon the participant's vested account balance at the time of distribution. The value of such account is dependent upon how well the participant invests his or her deferrals (including Company Matching Contributions and Company Non-Elective Contributions) over the period of time he or she participates in the Savings Plan. Compensation deferrals and Company Non-Elective

Contributions are always fully vested. Company Matching Contributions are fully vested upon completion of five years of service, or attainment of age 65, death or total disability.

   Distribution of the vested balance of a participant's account is to be made in a single cash payment within one year after termination of employment, reaching age 65 or death, unless the account balance exceeds $3,500, in which case distribution is made at age 65 or earlier if the participant consents.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee is comprised entirely of non-employee Directors who make independent decisions with respect to executive compensation. Compensation of the top executive officers (including the Named Executive Officers) is reviewed at least annually by the Compensation Committee. The most recent review was conducted on May 17, 1996.

   Compensation Policy Applicable to Officers and Key Executives. The goal of the Compensation Committee is to create compensation packages for officers and key executives which will attract, retain and motivate executive personnel who are capable of achieving the Company's short-term and long-term financial and strategic goals. Compensation packages are designed to combine a mixture of short-term and long-term incentives tied to Company performance as described more particularly below. In exercising its responsibilities, the Compensation Committee seeks to encourage management to achieve the Company's short-term and long-term financial and strategic objectives, including maximizing long-term value for stockholders. Through the implementation of its compensation policies, the Compensation Committee believes it can motivate management to consider the Company's short-term and long-term objectives, such as the Company's financial performance and stock price appreciation, by rewarding the Company's key officers and executives upon achieving such objectives. The Compensation Committee has not adopted a policy in response to federal tax law changes that, beginning in 1994, limit the deductibility by the Company of compensation in excess of $1 million per employee per year for each of the Company's five most highly compensated executives, since the total compensation paid to any individual executive officer does not now, and is not in the foreseeable future anticipated to, exceed the deductibility levels.

   Executive Compensation Policies. Executive compensation at the Company is made up of three elements: (i) base salary, (ii) bonuses (short-term and long-term incentives) and (iii) grants of equity-based compensation (e.g., stock options and restricted stock).

   Base Salary.  Effective January 1, 1994, the Compensation Committee
   -----------
established base salaries for all of the executive officers of the Company. At such time, the base salary level for each executive officer of the Company was based on each employee's job responsibilities with consideration given to comparable salaries disclosed in a 1992 Canadian Mining Industry Salary Survey containing data on 27 public mining company corporate offices and approximately 75 associated mine sites. On May 17, 1996, the Compensation Committee reviewed the salaries for officers and executives of the Company and determined that no changes in base salary levels were appropriate.

   Bonuses.  In addition to base salary, key officers and employees are eligible
   --------
to receive bonuses under the Company's Executive Incentive Plan and Long-Term Incentive Plan. Bonuses under the Company's Executive Incentive Plan are determined by the Compensation Committee within the parameters of the Executive Incentive Plan. The Plan requires the establishment of an award fund which shall not exceed 9.55% of the Company's net profits after taxes for the year. This fund is allocated to Company officers and executives in accordance with an allocation schedule which is tied to salary grade and/or organizational level of a participant. No bonuses were granted under the Company's Executive Incentive Plan during Transition 1996.

   The Company's Long-Term Incentive Plan provides long-term incentives to officers and employees based upon the overall performance of the Company over periods of three years as compared to other companies in the same industry. To date, no cash awards have been granted under the Long-Term Incentive Plan.

   Stock Options and Restricted Stock.  In addition to salary and bonus, the
   -----------------------------------
Company has adopted the Stock Incentive Plan, which provides that the long-term compensation of officers and key employees be dependent upon the financial performance of the Company. Under the Stock Incentive Plan, officers and key employees are eligible to receive awards of stock options, stock appreciation rights and restricted stock. The number of stock options and shares of restricted stock granted to each executive officer is determined by a competitive compensation analysis and each individual's salary and responsibility. The Compensation Committee also considers the number and exercise price of options and shares of restricted stock granted to individuals in the past. All option grants have been made with an exercise price equal to the fair market value of the MK Gold Common Stock on the date of grant as required pursuant to the terms of the Company's stock incentive plan.

   CEO'S COMPENSATION.

   Mr. Joklik was appointed President and Chief Executive Officer of the Company on November 1, 1995. The Company does not currently have an employment agreement with Mr. Joklik. Mr. Joklik's minimum annual base salary of $150,000 was established by the Compensation Committee, and approved by the Board of Directors. Mr. Joklik agreed to an initial salary which is below market due to the current financial condition of the Company. Stock option awards to Mr. Joklik were based on his level of responsibility and experience.

      Gordon J. Humphrey (Chairman)
      James P. Miscoll
      Robert S. Shriver

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

   The Compensation Committee consists of three non-employee Directors. Currently, the members of the Compensation Committee are Messrs. Humphrey (Chairman), Miscoll and Shriver. None of the executive officers of the Company serve as a director of another corporation in a case where an executive officer of such other corporation serves as a Director of the Company.

                          RELATED PARTY TRANSACTIONS

   On June 6, 1995, Leucadia purchased approximately 46% of the outstanding shares of Common Stock from Morrison Knudsen Corporation ("Morrison Knudsen"). As part of its acquisition of Morrison Knudsen's interest in the Company, Leucadia agreed to acquire the interest of Canadian Imperial Bank of Commerce ("CIBC"), the Company's primary lender, in the Company's $20 million loan facility with CIBC (the "Credit Facility") and all of Morrison Knudsen's obligations under, or with respect to, the Credit Facility, including its guarantee of MK Gold's obligations under the Credit Facility, were extinguished. On August 18, 1995, the Company repaid $15 million in principal to Leucadia which was outstanding under the Credit Facility. In addition, the Company has paid an aggregate of $801,000 in interest and commitment fees to Leucadia in accordance with the terms of the Credit Facility through March 31, 1997. Under the terms of the Credit Facility, the Company is required to pay to Leucadia an on-going quarterly commitment fee of $22,500. As of the Record Date, no borrowings were outstanding under the Credit Facility. Two directors of the Company, Messrs. Cumming and Steinberg, are officers, directors and principal shareholders of Leucadia.

                           COMPANY PERFORMANCE GRAPH

   Rules adopted by the Securities and Exchange Commission require that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns (or such shorter period of time as the Company has been a reporting company under the Exchange Act) on an indexed basis with the Nasdaq Stock Index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Common Stock of the Company commenced trading on December 15, 1993, and prior to this date the Company was wholly owned by Morrison Knudsen. The Company chose a group of 7 mining and development companies as a peer group for purposes of this performance comparison. A list of these companies follows the graph set forth below. In 1994, the Company changed its fiscal year end to March 31. In 1996, the Company changed its fiscal year end to December 31. Accordingly, the period from December 31, 1993 to March 31, 1994 and the period from March 31, 1996 to December 31, 1996 reflect three and nine month periods, respectively.

[GRAPHIC MATERIAL OMITTED: THE COMPANY'S SHAREHOLDER RETURN PERFORMANCE GRAPH IS DESCRIBED IN TABULAR DATA FORM BELOW]


                                          INDEXED RETURNS
                                           YEARS ENDING

                       14DEC93   DEC93         MAR94        MAR95    MAR96     DEC96
MK GOLD COMPANY          100     92.31         100.00       63.46    31.72     23.08
CRSP NASDAQ INDEX        100    103.36          99.01      110.14   149.54    175.77
PEER GROUP               100     94.76         105.04       97.45   114.92    113.80



Peer group includes: Agnico Eagle Mines Ltd.; Amax Gold Inc., Battle Mountain Gold Company; Camboir Inc., Bema Gold Corp., Glamis Gold Ltd.; and Greenstone Resources Ltd.


                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

   Any proposal submitted by a stockholder for action at the Company's 1998 Annual Meeting of Stockholders must be submitted in a letter to the Secretary of the Company and received by the Company by January 6, 1998 in order for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting. The proposal must be in the form required by and subject to the other requirements of applicable rules of the Securities and Exchange Commission.

   The Executive Committee will consider nominees for the Board of Directors recommended by stockholders for the 1998 Annual Meeting if the following information concerning each nominee is disclosed in writing: name, age, business address, residence address, principal occupation or employment, class and number of shares of Common Stock of the Company which are beneficially owned by each nominee and other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The stockholder making the nomination must also disclose his name, address and the number of shares beneficially owned. All such recommendations must be submitted to the Company in a letter to the Secretary of the Company not less than 60 days prior to the 1998 Annual Meeting; provided, however, that in the event public announcement of the date of the annual meeting is not made at least 75 days prior to the date of the annual meeting, such recommendation by the stockholder must be received not later than 10 days following the day on which public announcement is first made of the date of the 1998 Annual Meeting.

                            SOLICITATION OF PROXIES

   The Company will bear the costs of soliciting proxies from its stockholders on behalf of the Board of Directors. In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

Dated:  May 6, 1997                 BY ORDER OF THE BOARD OF DIRECTORS
                                    John C. Farmer
                                    Controller, Treasurer and Secretary

                                [FORM OF PROXY]

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                          JUNE 26, 1997 AT 11:00 A.M.


                                MK GOLD COMPANY


     The undersigned stockholder of MK Gold Company hereby appoints John C. Farmer and Donald L. Babinchak and each of them, as attorneys and proxies, each with the power to act without the other and with power of substitution and revocation, and hereby authorizes them to represent the undersigned and vote, as designated on the other side, all shares of stock of MK Gold Company standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held June 26, 1997 or any adjournments or postponements thereof.

     Receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith, is hereby acknowledged.

      (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE



                               Annual Meeting of
                                 Stockholders
                                MK GOLD COMPANY

                                 June 26, 1997
                                  11:00 a.m.
                             The DoubleTree Hotel
                              255 S. West Temple
                             Salt Lake City, Utah

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE       Please mark
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.       your votes as
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR        indicated in
PROPOSAL 1.                                                  this example X
                                                                          -

1.  ELECTION OF DIRECTORS                                (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW)
                                                         NOMINEES: Robert V. Hansberger, Robert S. Shriver
FOR all nominees listed to       WITHHOLD
the right (except as marked      AUTHORITY
to the contrary herein)          to vote for all         INSTRUCTION:  To withhold authority to vote for any individual nominee,
                                 nominees listed to      write that nominee's name in the space provided below.)
                                 the right
             ___                         ___

                                                        __________________________________________________________________________

2.  In their discretion the Proxies are authorized to
vote upon such other business as may properly come
before the meeting or any adjournment thereof.
                                                        The signature should agree with the name on your stock certificate.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

                                                        Dated:______________________________________________________________, 1997

                                                        _________________________________________________________________________
                                                                                        (Signature)
                                                        __________________________________________________________________________
                                                                                (Signature if held jointly)

   PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

________________________________________________________________________________
                             FOLD AND DETACH HERE


                               Admission Ticket

                               Annual Meeting of
                                 Stockholders
                                MK Gold Company

                                 June 26, 1997
                                  11:00 a.m.
                             The DoubleTree Hotel
                              255 S. West Temple
                             Salt Lake City, Utah

                                    Agenda
                                    ------
          *   Election of Directors